Exhibit 99.2

FORM OF AFFILIATE LETTER

January 26, 2004

Sovereign Bancorp, Inc.

1500 Market Street

Philadelphia, Pennsylvania 19103

Ladies and Gentlemen:

Sovereign Bancorp, Inc. (“Sovereign”) and Seacoast Financial Services Corporation (“Seacoast”) have entered into an Agreement and Plan of Merger dated as of January 26, 2004 (“Agreement”), pursuant to which, subject to the terms and conditions set forth therein, (a) Seacoast will merge with and into Sovereign with Sovereign surviving the merger (the “Merger”) and (b) each share of Seacoast common stock issued and outstanding immediately prior to the Effective Date (as defined in the Agreement) (other than shares of Seacoast common stock, if any, then owned by Sovereign or Seacoast or any Seacoast Subsidiary (as defined in the Agreement)) will be converted into the right to receive shares of Sovereign common stock (as provided in Section 1.02(e) of the Agreement), plus cash in lieu of any fractional share interest.

Sovereign has required, as a condition to its execution and delivery to Seacoast of the Agreement, and pursuant to Section 4.10 of the Agreement, that the undersigned, being a director and/or executive officer of Seacoast, execute and deliver to Sovereign this letter agreement (the “Letter Agreement”).

The undersigned, in order to induce Sovereign to execute the Agreement, hereby irrevocably:

(a) Agrees to be present (in person or by proxy) at all meetings of stockholders of Seacoast called to vote for approval of the Agreement and the Merger so that all shares of common stock of Seacoast then owned by the undersigned or over which the undersigned exercises voting control (collectively, “Shares”) will be counted for the purpose of determining the presence of a quorum at such meetings, and agrees to vote or cause to be voted all such Shares, to the extent that such Shares are entitled to vote on such matters, (i) in favor of approval and adoption of the Agreement and the transactions contemplated thereby (including any amendments or modifications of the terms thereof approved by the Board of Directors of Seacoast) and (ii) against approval or adoption of any other merger, business combination, recapitalization, asset sale, partial liquidation or similar transaction involving Seacoast;

(b) Agrees not to vote or execute any written consent to rescind or amend in any manner any prior vote or written consent, as a stockholder of Seacoast, to approve or adopt the Agreement;

(c) Except as required by law, agrees that the undersigned will not, and will not permit any company, trust or other entity controlled by the undersigned to, contract to sell, sell or otherwise transfer or dispose of any of the Shares or any interest therein or any voting rights with respect thereto, other than subsequent to the stockholder meeting of Seacoast held in connection with the vote on the Agreement or pursuant to any transfers solely for the undersigned’s estate planning purposes or (ii) a gift, in each case where the transferee has agreed in writing to abide by the terms of this Letter Agreement in a form reasonably satisfactory to Sovereign;

(d) Agrees not to offer, sell, transfer or otherwise dispose of any shares of common stock of Sovereign received in the Merger, except (i) at such time as a registration statement under the Securities Act of 1933, as amended (“Securities Act”) covering sales of such Sovereign common stock is effective and a prospectus is made available under the Securities Act, (ii) within the limits, and in accordance with the applicable provisions of, Rule 145(d) under the Securities Act (as such rule may be hereafter amended), or (iii) in a transaction which, in the opinion of counsel satisfactory to Sovereign or as described in a “no-action” or interpretive letter from the staff of the Securities and Exchange Commission (a “No-Action Correspondence”), is not required to be registered under the Securities Act; and acknowledges and agrees that Sovereign is under no obligation to register the sale, transfer or other disposition of Sovereign common stock by the undersigned or on behalf of the undersigned, or to take any other action necessary to make an exemption from registration available;

(e) Agrees that Sovereign shall not be bound by any attempted sale by the undersigned of any shares of Sovereign Common Stock, and Sovereign’s transfer agent shall be given an appropriate stop transfer order and shall not be required to register any such attempted sale, unless the sale has been effected in compliance with the terms of this Letter Agreement; and further agrees that the certificate representing shares of Sovereign common stock owned by the undersigned may be endorsed with a restrictive legend consistent with the terms of this Letter Agreement stating in substance as follows:

“THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 APPLIES AND MAY ONLY BE TRANSFERRED (A) IN CONFORMITY WITH RULE 145(d), OR (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (C) IN ACCORDANCE WITH A WRITTEN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO THE ISSUER IN FORM AND SUBSTANCE, THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.”

The undersigned understands and hereby further acknowledges that the legend set forth above will be removed from any such certificate (by delivery of a substitute certificate without such legend) and Sovereign will instruct its transfer agent to remove such legend from any such certificate, if the undersigned delivers to Sovereign (i) satisfactory written evidence that the shares of Sovereign common stock represented by any such certificate have been sold in compliance with Rule 145(d) (as such rule may be hereafter amended) (in which case, the substitute certificate will be issued in the name of the transferee), (ii) a No-Action Correspondence, or (iii) an opinion of counsel, in form and substance reasonable satisfactory to Sovereign, to the effect that public sale of shares represented by such certificate by the holder thereof is no longer subject to the restrictions imposed by Rule 145;

(f) Acknowledges and agrees that the provisions of subparagraph (e) hereof also apply to shares of Sovereign Common Stock received in the Merger or owned by (i) his or her spouse, (ii) any of his or her relatives or relatives of his or her spouse occupying his or her home, (iii) any trust or estate in which he or she, his or her spouse, or any such relative owns at least a 10% beneficial interest or of which any of them serves as trustee, executor or in any similar capacity, and (iv) any corporation or other organization in which the undersigned, any affiliate of the undersigned, his or her spouse, or any such relative owns at least 10% of any class of equity securities or of the equity interest; and

(g) Represents that the undersigned has the capacity to enter into this Letter Agreement and that it is a valid and binding obligation enforceable against the undersigned in accordance with its terms, subject to bankruptcy, insolvency and other laws affecting creditors’ rights and general equitable principles.

It is understood and agreed that the provisions of subparagraphs (a) and (b) of this Letter Agreement relate solely to the capacity of the undersigned as a stockholder or other beneficial owner of shares of Seacoast common stock and is not in any way intended to affect the exercise by the undersigned of the undersigned’s responsibilities as a director or officer of Seacoast. It is further understood and agreed that such subparagraphs of this Letter Agreement are not in any way intended to affect the exercise by the undersigned of any fiduciary responsibility which the undersigned may have in respect of any shares of Seacoast common stock held or controlled by the undersigned as of the date hereof.

By accepting and acknowledging below, Sovereign agrees, for a period of two (2) years after the Effective Date (as such term is defined in the Agreement), to file on a timely basis all reports required to be filed by it pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, in order that the public information provisions of Rule 144(c) under the Securities Act are satisfied and the resale provisions of Rule 145(d)(1) and (2) under the Securities Act are available to the undersigned with respect to shares of Sovereign common stock acquired in the Merger.

Execution of this Letter Agreement by the undersigned is not an admission by the undersigned that he or she is an “affiliate” for purposes of Rule 145 of the Securities Act.

The obligations set forth herein shall terminate concurrently with any termination of the Agreement in accordance with its terms.

This Letter Agreement may be executed in two or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same Letter Agreement.

This Letter Agreement shall inure to the benefit of Sovereign, and shall be binding on the undersigned and his or her executors, personal representatives, administrators, heirs, legatees, guardians and other personal representatives. This Letter Agreement shall survive the death or incapacity of the undersigned.

The undersigned agrees that, in the event of his or her breach of this Letter Agreement, Sovereign shall be entitled to such remedies and relief against the undersigned as are available at law or in equity. The undersigned acknowledges that there is not an adequate remedy at law to compensate Sovereign for a violation of this Letter Agreement, and irrevocably waives, to the extent permitted by law, any defense that he or she might have based on the adequacy of a remedy at law which might be asserted as a bar to specific performance, injunctive relief, or other equitable relief. The undersigned agrees to the granting of injunctive relief without the posting of any bond and further agrees that, if any bond shall be required, such bond shall be in a nominal amount.

Please confirm, intending to be legally bound, that the foregoing correctly states the understanding between the undersigned and Sovereign Bancorp, Inc. by signing and returning to Sovereign Bancorp, Inc. a counterpart hereof.

Very truly yours,

Name:

Accepted as of this          day of January     , 2004:

Sovereign Bancorp, Inc.

By:
Name: Title:

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